Software Licenses	12 Months Ended
Sep. 30, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Software Licenses

NOTE 4 – SOFTWARE LICENSES

Gawk

On June 14, 2014, the Company entered into a license agreement with Gawk to use the Cipherloc engine for $1,125,000 for a period of four (4) years. This customer licensed the CipherShop-Cipherloc encryption software technology and support services. The Company was not required to make significant modifications at the time the contract was executed. Prior to this, the Company had never sold or licensed the CipherShop-Cipherloc encryption software, nor any support services for such. Under the license agreement, the Company was to provide access to its software on an operational basis and provide training. The Company would also provide unspecified upgrades, if and when available, and 24/7 support over the license term. No VSOE was known for any of the elements. After the agreement was executed, the licensee requested modifications to the software because they could not otherwise use the software. The Company made the requested modifications to the software and delivered the finished product in late December 2015; thus, delivery had not deemed to have occurred until such date. The contract termination date was not extended beyond the initial date of June 2018. Revenues were recorded from the date of delivery over the remaining term of the agreement or approximately 30 months. For these reasons, revenue is recognized ratably from December 2015 until June 2018. During the years ended September 30, 2018 and 2017, the Company recognized revenues of $316,248 and $467,274, respectively.